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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our report dated January 29, 1999, included in Adecco SA's annual report to shareholders for the year ended January 3, 1999, in this Amendment No. 2 to Form F-4.


                                          /s/ Arthur Andersen LLP


San Jose, California
  January 18, 2000